UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     WASHINGTON, D.C. 20549

                            FORM 8-K


                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report: October 21, 2002


                         _______________


                       EOG RESOURCES, INC.
     (Exact name of registrant as specified in its charter)



         Delaware              1-9743           47-0684736
      (State or other        (Commission     (I.R.S. Employer
       jurisdiction             File       Identification No.)
    of incorporation or        Number)
       organization)



         333 Clay
        Suite 4200                                77002
      Houston, Texas                            (Zip code)
   (Address of principal
    executive offices)



                          713/651-7000
      (Registrant's telephone number, including area code)

EOG RESOURCES, INC.


Item 9.  Regulation FD Disclosure

I.  Fourth Quarter and Full Year 2002

     The forecast items for the fourth quarter and full year 2002 set forth below for EOG Resources, Inc. (EOG) are based on current available information and expectations as of the date of this document. The company continuously monitors commodity prices and in the event that prices and/or location differentials significantly change, EOG may modify drilling and production as appropriate.

     The company does not provide guidance on other income, other expense, or gain or loss on sales of reserves and related assets unless specifically noted.

     Estimates are provided in the attached table.

II.  Natural Gas and Crude Oil Financial Price Swap and
      Costless Collar Contracts

  .  Natural Gas Financial Price Swap and Costless Collar
     Contracts - Presented below is a summary of EOG's natural gas financial price swap contracts and costless collar contracts. EOG accounts for these price swap and costless collar contracts utilizing the mark-to-market accounting method.


     Price Swaps
                       Average Price      Volume
     2002                ($/MMBtu)       (MMBtud)

     October (closed)       $ 3.13       200,000
     November and December  $ 3.35        75,000


     Costless Collars

     EOG has costless collar contracts in place with a floor price of $3.10 per MMBtu and ceiling prices that average
     $3.43 per MMBtu covering notional volumes of 100,000
     MMBtud for October 2002 which are closed.

  . Crude Oil Financial Price Swap Contracts - EOG has contracts in place covering notional volumes of two thousand barrels of oil per day at a price of $21.50 per barrel for the period October 2002 through December 2002. For the full year 2003, EOG has contracts in place covering notional volumes of one thousand barrels of oil per day at an average price of $25.89 per barrel. EOG accounts for these price swap contracts utilizing the mark-to-market accounting method.

III. Forward-Looking Statements

     This document includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements are not guarantees of performance. Although EOG believes its expectations reflected in forward-looking statements are based on reasonable assumptions, no assurance can be given that these expectations will be achieved. Important factors that could cause actual results to differ materially from the expectations reflected in the forward-looking statements include, among others: the timing and extent of changes in commodity prices for crude oil, natural gas and related products and interest rates; the extent and effect of any hedging activities engaged in by EOG; the extent of EOG's success in discovering, developing, marketing and producing reserves and in acquiring oil and gas properties; the accuracy of reserve estimates, which by their nature involve the exercise of professional judgment and may therefore be imprecise; political developments around the world, including terrorist activities and responses to terrorist activities; and financial market conditions. In light of these risks, uncertainties and assumptions, the events anticipated by EOG's forward-looking statements might not occur. EOG undertakes no obligations to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.


Definitions
     $/Bbl     US Dollars per barrel
     $/MMBtu   US Dollars per million British thermal units
     $/Mcf     US Dollars per thousand cubic feet
     $/Mcfe    US Dollars per thousand cubic feet equivalent
     MMBtu     Million British thermal units
     MMBtud    Million British thermal units per day
     MMcfd     Million cubic feet per day
     Mbd       Thousand barrels per day
     WTI       West Texas Intermediate
     MM        Millions
     NYMEX     New York Mercantile Exchange
     $MM       US Dollars in millions




                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           EOG RESOURCES, INC.




Date: October 21, 2002     By: /s/ TIMOTHY K. DRIGGERS
                                   Timothy K. Driggers
                            Vice President, Accounting
                             and Land Administration
                           (Principal Accounting Officer)










                       EOG Resources, Inc.
                        Estimated Ranges

                                                     4Q 2002        Full Year 2002
                                                   -----------      --------------
Daily Production
  Natural Gas (MMcfd)
   US                                                625  -   650     629  -   636
   Canada                                            150  -   165     151  -   155
   Trinidad                                          120  -   150     126  -   133
   Total                                             895  -   965     906  -   924

  Crude Oil (Mbd)
   US                                               17.0  -  19.5    18.6  -  19.2
   Canada                                            1.5  -   2.0     1.9  -   2.0
   Trinidad                                          2.0  -   2.9     2.2  -   2.4
   Total                                            20.5  -  24.4    22.7  -  23.6

  Natural Gas Liquids (Mbd)
   US                                                2.0  -   3.0     2.9  -   3.1
   Canada                                            0.5  -   1.0     0.7  -   0.8
   Total                                             2.5  -   4.0     3.6  -   3.9

Operating Costs
  Unit Costs ($/Mcfe)
   Lease and Well                                  $0.44  - $0.47   $0.44  - $0.46
   Total Depreciation, Depletion and Amortization  $0.98  - $1.02   $0.99  - $1.01

Expenses ($MM)
  Exploration, Dry Hole and Impairment              40.0  -  60.0   150.0  - 170.0
  General and Administrative                        20.0  -  22.0    84.0  -  86.0
  Capitalized Interest                               2.0  -   2.3     9.1  -   9.4
  Net Interest                                      15.0  -  18.0    60.0  -  63.0

Taxes Other than Income (% of Revenue)               6.0  -   7.2     6.5  -   7.0

Taxes
  Effective Rate                                      30% -    33%     30% -    33%
  Deferred Ratio                                         >100%            >100%

Preferred Dividends ($MM)                            2.5  -   3.0    11.0  -  11.5

Shares Outstanding (MM) at September 30, 2002
  Basic                                            115.2
  Diluted (based on stock price of $35.96)         116.7

Capital Expenditures Excluding Acquisitions
 and Trinidad Ammonia Investments ($MM) - FY 2002
  North America                                                       700  -   745
  International                                                        50  -    55
  Total                                                               750  -   800

Pricing
  Natural Gas ($/Mcf)
   Differentials (include the effect of
    physical contracts)
     United States - below NYMEX Henry Hub         $0.20  - $0.40   $0.15  - $0.20
     Canada - below NYMEX Henry Hub                $0.55  - $0.75   $0.55  - $0.60
   Realizations
     Trinidad                                      $1.10  - $1.20   $1.18  - $1.21

  Crude Oil ($/Bbl)
   Differentials
     US - below WTI                                $1.50  - $2.00   $1.30  - $1.50
     Canada - below WTI                            $2.50  - $3.75   $2.30  - $2.65
     Trinidad - below WTI                          $3.25  - $4.00   $3.00  - $3.30